UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019 (May 15, 2019)

FC Global Realty Incorporated
(Exact name of registrant as specified in its charter)

Nevada	000-11635	59-2058100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Computer Drive, Building G, Willow Grove, PA	19090
(Address of principal executive offices)	(Zip Code)

215-830-1430
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01	Entry into a Material Definitive Agreement.

Cancellation and Exchange Agreement

As previously reported, on March 13, 2019, FC Global Realty Incorporated, a Nevada corporation (the “Company”), entered into a Stock Purchase Agreement (as amended on April 5, 2019 and May 2, 2019, the “Purchase Agreement”) with Gadsden Growth Properties, Inc., a Maryland corporation (“Gadsden”), pursuant to which Gadsden agreed to transfer and assign to the Company all of its general partnership interests and Class A limited partnership interests in Gadsden Growth Properties, L.P., a Delaware limited partnership (“OPCO”), the operating partnership of Gadsden that holds all of its assets and liabilities, in exchange for shares of the Company’s common stock (the “FCG Common Stock”), 7% Series A Cumulative Convertible Perpetual Preferred Stock, Series B Non-Voting Convertible Preferred Stock (the “FCG Series B Preferred Stock”) and 10% Series C Cumulative Convertible Preferred Stock. The closing of the transactions contemplated by the Purchase Agreement was completed thereafter on April 5, 2019.

In connection with the Purchase Agreement, on May 16, 2019, the Company entered into a Cancellation and Exchange Agreement, effective May 15, 2019 (the “Exchange Agreement”) with Gadsden and the stockholders of Gadsden identified on Schedule A of the Exchange Agreement (collectively, the “Stockholders”), pursuant to which the Company issued to the Stockholders an aggregate of 91,489,633 shares of FCG Common Stock (the “New FC Global Shares”) in consideration for the cancellation (i) by the Stockholders of 481,004 shares of Gadsden’s common stock and an aggregate of 3,264,994 shares of Gadsden’s series B preferred stock and (ii) by Gadsden of 11,747,705 shares of the FCG Common Stock and 3,264,994 shares of the FCG Series B Preferred Stock.

The foregoing description the Exchange Agreement is qualified in its entirety by reference to the full text of such document, a copy of which is attached hereto as Exhibit 10.4, and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 regarding the issuance of the New FC Global Shares is incorporated by reference into this Item 3.02. The issuance of these securities is being made in reliance upon an exemption from the registration requirements of Section 5 of the Securities Act arising under Section 4(a)(2) of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Stock Purchase Agreement, dated March 13, 2019, among FC Global Realty Incorporated and Gadsden Growth Properties, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on March 15, 2019)

10.2	Amendment No. 1 to Stock Purchase Agreement, dated April 1, 2019, among FC Global Realty Incorporated and Gadsden Growth Properties, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on April 11, 2019)

10.3	Amendment No. 2 to Stock Purchase Agreement, dated May 2, 2019, among FC Global Realty Incorporated and Gadsden Growth Properties, Inc. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on May 8, 2019)

10.4	Cancellation and Exchange Agreement, dated May 17, 2019, among Gadsden Growth Properties, Inc., FC Global Realty Incorporated and the Stockholders named therein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, FC Global Realty Incorporated has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2019	FC GLOBAL REALTY INCORPORATED

	By:	/s/ John Hartman
John Hartman
Chief Executive Officer

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